SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 28, 2007

CLST HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

601 S. Royal Lane, Coppell, Texas 75019

(Address of principal executive offices including Zip Code)

(972) 462-3500

(Registrant’s telephone number, including area code)

CELLSTAR CORPORATION
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

Resignation of Grant Thornton LLP

On August 28, 2007, we received a letter from Grant Thornton LLP (“Grant Thornton”) stating that Grant Thornton resigned as the independent registered public accounting firm of CLST Holdings, Inc.

Grant Thornton’s reports on our consolidated financial statements for each of the fiscal years ended November 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended November 30, 2006 and 2005 and through August 28, 2007, there were no disagreements with Grant Thornton on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of our consolidated financial statements for such periods.

During the fiscal years ended November 30, 2006 and 2005 and through August 28, 2007, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulations S-K, except for the material weaknesses in internal control over financial reporting described in the following paragraph.

In our Annual Report on Form 10-K for the year ended November 30, 2005, we reported that we had the following material weaknesses in our internal controls:

•                                          Lack of sufficient awareness and formal communication of accounting policies and procedures, resulting in the inconsistent application of and adherence to corporate policies; and

•                                          Lack of timeliness and precision of the review of detailed account reconciliations and supporting documentation in the North American and Corporate segments that encompass the consolidation and financial reporting process.

Grant Thornton’s report on the Company’s internal control over financial reporting stated that based on the effect of these material weaknesses on the achievement of the objectives of the control criteria, we had not maintained effective internal control over financial reporting as of November 30, 2005.

Grant Thornton discussed these matters with the Audit Committee, and we have authorized Grant Thornton to respond fully to the inquiries of its successor as our independent registered public accounting firm concerning the subject matter of these material weaknesses.

We have requested that Grant Thornton furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements. A copy of such letter, dated August 30, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Whitley Penn LLP

On August 31, 2007, we engaged Whitley Penn LLP (“Whitley Penn”) as our new principal independent registered public accounting firm to audit our financial statements for the fiscal year ended November 30, 2007. The decision to engage Whitley Penn was approved by our Board of Directors. On the same date, Whitley Penn advised the Company that it was accepting the position as the Company’s new principal independent registered public accounting firm for the year ending November 30, 2007.

During the last two fiscal years and through August 31, 2007, we did not consult with Whitley Penn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event per Item 304(a)(2)(ii) of Regulation S-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Officer

Sherrian Gunn, Chief Executive Officer, resigned as officer of the Company effective August 31, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated August 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.
(Registrant)

Dated: September 4, 2007	By:	/s/ Robert A. Kaiser
	Name:	Robert A. Kaiser
	Title:	Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated August 30, 2007.